    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 9, 1996

                                                   Registration No. 333-______

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                 _____________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 _____________

                  CONVERSION TECHNOLOGIES INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

            DELAWARE                                       13-3754366
    (State or other jurisdiction                          (I.R.S. employer
      of incorporation or                                  identification
        organization)                                         number)
                                 _____________

BETHANY CROSSING OFFICE CENTER, 82 BETHANY ROAD, HAZLET, NEW JERSEY    07730

        (Address of principal executive offices)              (Zip code)

                                 _____________

                  CONVERSION TECHNOLOGIES INTERNATIONAL, INC.
                    1996 LONG-TERM EMPLOYEE INCENTIVE PLAN
                           (Full title of the plan)

                                 _____________

                                HARVEY GOLDMAN
                       Chairman, Chief Executive Officer
                                 and President
                  Conversion Technologies International, Inc.
                        Bethany Crossing Office Center
                                82 Bethany Road
                           Hazlet, New Jersey  07730
                                (908) 888-3828

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 _____________

                                   Copy to:
                             Julie M. Allen, Esq.
                       O'Sullivan Graev & Karabell, LLP
                            30 Rockefeller Plaza
                           New York, New York 10112
                                (212) 408-2400

                        CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------------------------
Title Of Securities To    Amount To Be        Proposed Maximum          Proposed Maximum          Amount Of
   Be Registered           Registered         Offering Price Per        Aggregate Offering     Registration Fee
                                                  Share(1)                  Price(1)
----------------------------------------------------------------------------------------------------------------
Common Stock; $.00025      200,000 shares          $3.57                     $714,000                $247
par value
----------------------------------------------------------------------------------------------------------------


(1) The maximum aggregate offering price of the Common Stock to be registered pursuant to this Registration Statement has been determined solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and (h) under the Securities Act of 1933, as amended (the "Securities Act"), based on the average of the bid and asked prices for the Common Stock as quoted on the Nasdaq SmallCap Market on October 4, 1996.

                                    PART I

                         INFORMATION REQUIRED IN THE
                          SECTION 10(a) PROSPECTUS

    The document(s) containing the information specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. Such documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.


                                   PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         (a) The following documents, which have been filed by Conversion Technologies International, Inc., a Delaware corporation (the "Corporation"), with the Commission, are incorporated herein by reference:

         (i) The Corporation's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996, as filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (ii) The description of the Common Stock contained in the Corporation's Registration Statement on Form 8-A, filed with the Commission pursuant to the Exchange Act.

         (b) In addition, all documents filed by the Corporation with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The Corporation's Restated Certificate of Incorporation and By-laws provide that the Corporation shall indemnify any current or former director or officer to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"). Section 145 of the DGCL provides for such indemnification. In addition, the Corporation has entered into indemnity agreements with its directors, which obligate the Corporation to indemnify such directors to the fullest extent permitted by the DGCL. In addition, the Corporation maintains officers' and directors' liability insurance which insures against liabilities that officers and directors of the Corporation may incur in such capacities.

    Pursuant to Section 102(b)(7) of the DGCL, the Corporation's Restated Certificate of Incorporation eliminates the liability of the Corporation's directors to the Corporation or its stockholders, except for liabilities related to breach of duty of loyalty, actions not in good faith and certain other liabilities.

    Reference is made to the form of Underwriting Agreement filed as Exhibit
1.1 to the Corporation's Registration Statement on Form SB-2 (File No. 333-00756), which provides for indemnification of the directors and officers of the Corporation signing such registration statement and certain controlling persons of the Corporation against certain liabilities, including those arising under the Securities Act in certain instances by the Underwriters.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.  EXHIBITS

  Exhibit No.             Description
  ----------              -----------
      4.1           Amended and Restated Certificate of
                    Incorporation of Conversion
                    Technologies International, Inc.
                    (filed as Exhibit 3.1 to the
                    Corporation's Registration Statement
                    on Form SB-2, File No. 333-00756 (the
                    "Form SB-2"), and incorporated herein
                    by reference)

      4.2           By-laws of Conversion Technologies
                    International, Inc. (filed as Exhibit
                    3.2 to the Form SB-2 and incorporated
                    herein by reference)

       5            Opinion of O'Sullivan Graev &
                    Karabell, LLP (including the consent
                    of such firm) regarding the legality
                    of securities being offered

      10.1          Conversion Technologies International,
                    Inc. 1996 Long-Term Employee Incentive
                    Plan

      23.1          Consent of O'Sullivan Graev &
                    Karabell, LLP (included in their
                    opinion filed as Exhibit 5 hereto)

      23.2          Consent of Ernst & Young LLP,
                    independent auditors (included on page II-7)

      24            Powers of Attorney

ITEM 9.      UNDERTAKINGS

      (a)  The undersigned Registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
    Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hazlet, State of New Jersey, on this 7th day of October, 1996.

                                          CONVERSION TECHNOLOGIES
                                            INTERNATIONAL, INC.

                                          By: /s/ Harvey Goldman
                                             ---------------------------------
                                             Harvey Goldman
                                             Chairman, Chief Executive Officer
                                             and President


    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on the 7th day of October, 1996, by or on behalf of the following persons in the capacities indicated.

             Signature                                Title
             ---------                                -----

         /s/ Harvey Goldman           Chairman of the Board, President, Chief
    -----------------------------     Executive Officer and Director
           Harvey Goldman             (principal executive officer)


       /s/ David L. Sanders*          Chief Accounting Officer (principal
    -----------------------------     financial and accounting officer)
          David L. Sanders


        /s/ Eckardt C. Beck*
    -----------------------------     Director
          Eckardt C. Beck

  /s/ Norman L. Christensen, Jr.*
    -----------------------------     Director
     Norman L. Christensen, Jr.

       /s/ Peter H. Gardner*
    -----------------------------     Director
          Peter H. Gardner

       /s/ Scott A. Katzmann*
    -----------------------------     Director
         Scott A. Katzmann

       /s/ Alexander P. Haig*
    -----------------------------     Director
         Alexander P. Haig

             Signature                                Title
             ---------                                -----

    /s/ Donald R. Kendall, Jr.*
    -----------------------------     Director
         Donald R. Kendall, Jr.


                                      Director
    -----------------------------
           Irwin M. Rosenthal



*By:  /s/ Harvey Goldman
    -----------------------------
             Harvey Goldman
             ATTORNEY-IN-FACT

                                                                 Exhibit 23.2


                      CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-XXXXX) pertaining to the Long-Term Employee Incentive Plan of Conversion Technologies International, Inc. of our report dated August 13, 1996, except for Note 9 as to the which the date is September 20, 1996, with respect to the consolidated financial statements of Conversion Technologies International, Inc. included in its Annual Report (Form 10-KSB) for the year ended June 30, 1996, filed with the Securities and Exchange Commission.




                                                Ernst & Young LLP


MetroPark, New Jersey
October 8, 1996

                                  EXHIBIT INDEX


 EXHIBIT NO.                 DESCRIPTION                                  PAGE
 -----------                 -----------                                  -----
     4.1      Amended and Restated Certificate of
              Incorporation of Conversion Technologies
              International, Inc. (filed as Exhibit
              3.1 to the Corporation's Registration
              Statement on Form SB-2, File No. 333-
              00756 (the "Form SB-2"), and incorporated herein by reference)

     4.2      By-laws of Conversion Technologies
              International, Inc. (filed as Exhibit
              3.2 to the Form SB-2 and incorporated
              herein by reference)

     5        Opinion of O'Sullivan Graev & Karabell,
              LLP (including the consent of such firm) regarding the legality of securities being offered

    10.1      Conversion Technologies International,
              Inc. 1996 Long-Term Employee Incentive Plan

    23.1      Consent of O'Sullivan Graev & Karabell,
              LLP (included in their opinion filed as
              Exhibit 5 hereto)

    23.2 Consent of Ernst & Young LLP, independent auditors (included on page II-7)

     24       Powers of Attorney